LETTER TO SHAREHOLDERS                                         August 22, 1997
==============================================================================
The Oak Value Fund (the Fund) continued its trend of superior performance and growth during the 1997 fiscal year. The Fund achieved several major milestones during the year.

o CONTINUED ASSET GROWTH - The net assets of the Fund have increased from $31.9 million on December 31, 1996 to more than $82.6 million on June 30, 1997. At this writing, net assets in the Fund exceeded $93 million. Total shareholders in the Fund increased from 886 to 1703 during the fiscal year.

o CONTINUED REDUCTION OF EXPENSE RATIO - As a result of the continued growth of the Fund, the total expense ratio of the Fund has been reduced to 1.59% of average net assets on an annualized basis for the year ended June 30, 1997. The current accrual rate for expenses of the Fund is 1.30%. This decline represents a significant reduction from the 1.90% expense ratio of the Fund less than two years ago.

o SUPERIOR PERFORMANCE - The Fund outperformed both the S&P 500 Index and its peer group as measured by the Lipper Growth Fund Index during the fiscal year. Listed below is a comparison of the Fund's performance versus the S&P 500 Index and the Lipper Growth Fund Index for the periods ended June 30, 1997.

                      Six     One     Three    Since
                    Months   Year    Years* Inception*
Oak Value Fund....  20.24%   39.60%  26.67%   21.76%
Lipper Growth
   Fund Index.....  15.40%   25.55%  23.11%   16.23%
S&P 500 Index.....  20.61%   34.70%  28.86%   20.18%

*Annualized.

Our primary goal is to produce above average returns. We are certainly pleased with our long term success in this regard. We are also sensitive to both the expense ratio of the Fund and to the long term tax efficiency of the Fund. The tax efficiency concern is receiving attention in the investment community and we believe is of paramount importance to investors. The issue addresses the fact that investment returns achieved through long term compounding are vastly superior to similar returns realized over shorter holding periods because of the tax costs which are incurred along the way.

Rising market valuations and continued cash flows into the Fund make for a challenging environment. The good news is that we are able to allocate capital to the companies which represent the largest discounts to their intrinsic value. While valuations often limit our ability to allocate new capital to existing companies in our portfolio, we were able to make additional investments in several of the Fund's holdings during the recent period. We also initiated positions in a few new holdings during the quarter including investments in Jacor Communications, True North Communications and General Re Corp. Jacor is a radio consolidator with major market shares in diverse mid-size markets. Rapidly growing cash flow and recent legislative changes provide us with many of the characteristics we enjoy in our newspaper and television broadcasting holdings. We returned to True North as the discount to intrinsic value provided substantial upside in this advertising agency. Finally, we are pleased to have found in General Re Corp. a reinsurer which offers great management, an international platform and a compelling valuation. Nike was also added to the portfolio during the period. We will discuss this holding specifically and at length in the balance of this letter.

We also sold several positions during the most recent six months, including American Express, Colgate and Torstar. The Fund had owned American Express since the fall of 1994 when American Express divested Lehman Brothers. Impressed with Harvey Golub's focus on the core business, we continued to purchase shares of American Express until as recently as November 1996 as the company continued to trade at a sufficient discount to our assessment of its intrinsic value. The stock recently reached and exceeded our price targets. We do not believe the American Express franchise is unique enough, nor is the moat around the business wide enough, to warrant current valuations. Colgate also reached our price target during the period. The competitive nature of the personal care market was a determining factor in our sale of Colgate. Colgate is one of the smaller competitors in this global market, yet it was their significant exposure to the international growth that first attracted us to the company. We hope to return to this and potentially other personal care product companies at more attractive valuations in the future. Our intense research into the media group led us to Torstar as a particularly undervalued company some time ago. As the discount to the company's intrinsic value closed, we recently sold this position to concentrate on other media industry holdings such as Washington Post, E. W. Scripps, Pulitzer Publishing and LIN Television.

Research
We believe the research process is the distinguishing factor at Oak Value. We conduct over one hundred face-to-face meetings each year with the management teams of various publicly traded companies. Why? Our company visits reinforce our long-standing conviction of the need for barriers to entry to protect our business franchises from competitors. Above average returns on assets and capital employed always appear tempting to competitors. Superior franchises are defined by their ability to establish and maintain formidable barriers to entry. Company visits help us to understand business models and the position of companies relative to their competitors, suppliers, customers and substitute products. The details obtained through the visit process and the reading of a myriad of trade journals help us to understand the business from the point of view of someone within the industry. Understanding begets knowledge. From an understanding of the business model we ask better questions, obtain better feedback from management and have greater confidence in the inputs into our valuation equation, thereby reinforcing the "business model" cycle of investing.

Core Holdings, Great Businesses
We continue to search for those elusive core holdings that represent great companies with wonderful franchises which we hope to own for a long period of time. We continue to own a few companies in the Fund that we bought during the inception quarter of the Fund. These holdings, which include AFLAC, Berkshire Hathaway and Markel, exemplify our "core holding" mentality. These were and still are "great businesses" with "great management" that we have been afforded the opportunity to purchase at "attractive prices".

We continue to be mystified by the pundits on Wall Street who choose to use various public forums to "knock" Berkshire Hathaway. Numerous columnists have been absolutely wrong in their assessment of Berkshire Hathaway for many years, yet they continue to bet against the greatest investor of this century. One would think they would grant themselves more favorable odds by choosing a weaker opponent.

Our valuation of Berkshire is based on the businesses it owns. We do not factor in future excess returns from the abilities of Buffett and Munger. We hope that both of them will be with Berkshire for many years to come. However, when the day occurs that we lose one or both of them, you should expect the stock price to decline. We are aware of this potential future scenario and will respond accordingly. No one will have the ability to provide returns like Buffett, but the business should continue to have substantial value apart from his daily activities of allocating capital.

Global Brands
We continue to respect companies that have developed superior, global brand names. There are far fewer such companies than Wall Street realizes. Pitfalls abound for those awarding high valuations to companies that are unable to deliver consistently across a diverse global platform. Conversely, we believe the investment community may not realize how valuable (and quite possibly how impenetrable) the companies that have fully developed a seamless global presence have become. Brand name development in the United States occurred gradually in an environment where years of mercantile trade had created an extremely effective distribution mechanism for goods. As our society and our economy evolved, companies layered on marketing and began to focus on brand building. Television, newspaper and other forms of advertising allowed them to nurture and enhance their brands. Advertising continued to create this distinction as the successful brands became stronger and companies focused even more on national brand building. Eventually the remaining regional brands (and poorly supported national brands) declined into extinction or inferior competitive positions.

Current international platforms appear to be developing through a compressed and somewhat reversed system which we believe plays into the hands of the strong brand names that are able to couple expert marketing and brand building skills with efficient distribution. While companies late to the advertising game in the U.S. often lost any chance of building a national brand presence, it appears to us that companies late to the international distribution game may risk the same inability to build a global brand. The new rules of the game require expertise in both marketing and distribution. We believe the companies possessing these dual abilities are worth more, have more predictable growth patterns and will have higher growth rates over the long term. Though we are not currently willing to pay higher prices than our traditional valuation models indicate for such businesses, we are ever diligent to identify and stay extremely current with those companies that potentially fall into this category.

We do not spend a great deal of time worrying about what price to sell our Coca Cola shares. Our time is more productively spent attempting to better understand the Coke model for fear that we miss an opportunity to buy a share at a price that reflects our required margin of safety. We will not sell our core holdings, even if for some short period of time they fully reflect the future prospects or even become overvalued. In many cases, overvaluation beliefs are based on models that truly do not reflect properly the fact that, for these global super-brands, the future is the brightest it has ever been. We continue to be prudent because we do not think the rules of investing have been repealed and we believe patience and prudent behavior will be rewarded once again. We will not overpay!

Just Like...
Wall Street analysts often suggest that we consider companies they believe are "just like" some of our superior core holdings, but cheaper. It is our belief (a lesson learned at great length and some expense) that many of these competitors are such in appearance only. Peering ever deeper into the business models of our core holdings leads us to believe that those so called competitors are in fact not cheaper at all but offer to the investor very different future returns and much less control of their destiny. We visit many of our companies' competitors often. We typically leave those visits believing the franchises we own are superior and that the investing community is not paying attention. While it may be true we would rather own Pepsi than a shirt manufacturer, those are not our choices. Our challenge is to determine which of the many companies we visit offer us predictable growing excess cash flow controlled by management who have demonstrated their ability to grow and allocate that cash flow. Our fear of obtaining just that inferior stream of cash flow (less predictable) and being subject to reinvestment risks in ancillary businesses with poor returns makes us joyful to miss the "just like" but cheaper group. If these companies were in fact just like the superior companies, they would not likely be cheaper. Poor execution of a superior business rarely provides the return of the best participant. The "just likes" will continue to say they are as good and the analysts will say they are cheaper. We will continue to visit many of these companies in the chance that maybe things really are different or a management change has resulted in brighter prospects.

SWOOSH!
Technologically challenged as we are, we are unable to place the Nike "swoosh" at the beginning of this paragraph. Had we done so, most of you would know what it represents. We believe Nike is an undervalued company with many of the characteristics that may allow it to one day enter the sanctity of our core holdings. Not yet! It will take us a long period and many trips to Nike, its competitors, its retailers and its suppliers to know if this company possesses all the requirements to become part of this class. Nike may in fact already be a global super-brand, but your managers, being slow to learn, will need more time and more work to be hit between the eyes. We do believe our significant position bought at recent prices affords us a solid company meeting our undervalued requirements. If we are correct in our early thoughts on Nike, we will experience substantial returns for many years. If we are wrong, we believe we have a reasonably undervalued company with limited downside and good potential returns. We will not know the answer for some time.

Nike is followed by a group of Wall Street analysts who follow the footwear, textile and apparel industries. If Nike were followed by the personal care products analysts or the consumer non-durable analysts, we believe it would never have gotten as cheap as it has recently. Nike's dominance and strength in the United States has resulted in phenomenal growth for the last few years. Growth in recent years reached rates which were simply not sustainable on such a large base of business. We suppose analysts would have preferred a lot less success at slower rates.

Nike has built its brand rapidly. We do expect competitors to emerge over time, though we would seriously challenge any predictions of the demise of Nike in the foreseeable future. Nike's footwear, apparel and equipment platform across different sports and over an ever-increasing global base gives them a true competitive advantage. Such leadership is not always clear early in the game but emerges as companies do things that the others cannot because of capital constraints or earnings. Nike's international platform is virtually unmatchable by its competitors. Nike is experiencing results in overseas markets that even our global super-brands only dream about. Nike will double its revenues in Japan this year after a phenomenal year last year. Such results are both unique and unprecedented in the Japanese market. Our discussions with AFLAC, Coke, Gillette, Interpublic Group, Avon Products and R. P. Scherer underscore our conviction of the superiority of the Nike model and our belief that these results are phenomenal. Similar results are occurring around the world in other markets and as we test normal expectations for those markets with many of our other global players we continue to be amazed at the strength and growth at Nike.

Nike's management, led by Phil Knight, thinks about the business along the same lines as many of the great companies we respect. "Share of mind" for Nike (much like Disney or Coke or Gillette) is reflected as they track per capita spending in various countries around the world. Nike is not satisfied to sit back, produce shoes and fill retailers' demand. They actively participate in the development of new systems, stores and merchandising to teach the retailer how to better sell their products. This dissatisfaction with the status quo is another mark of a great company. Nike's plan of athlete compensation is rational, well thought out and well executed as they always seek the mantle of authenticity. As Nike expands its global business, economies of scale become evident in the cost of endorsements, marketing, distribution and research and development. This strategy should serve to widen the moat around their franchise.

Consider the risk to Fila when the large sums paid to Grant Hill cannot be amortized over a large enough business. Reebok's payments to Allen Iverson appear risky. Nike's strategy is focused and, with a group of athletes, has less risk from big name individuals. Michael Jordan's Jump Man shoe is already recognized as a separate brand name with no Nike logo at all. Multiple brands confuse the competitors and retain shelf space. Nike will work with Tiger Woods to launch a major platform transcending golf. Soccer is a new target and as Nike combines major endorsements (Brazilian national soccer team and many others) with a global business platform and improved shoe technology, we believe they will execute their well planned, long term assault on soccer - the most popular sport in the world. Competitors with isolated strengths in disparate categories or countries will be unable to spend the dollars necessary to battle with Nike. We believe the competitors will be relegated to country strengths or single shoe category strengths as it becomes a matter of time before the Nike "juggernaut" turns its attention their way. Nike's vast resources, marketing expertise and global execution skills will continue to thrust it to the lead.

In Closing
Many investors (both professional and lay) worry about what is going to go up next so they can buy. They seek momentum as a place to catch the trend of rising prices. Capital is allocated with an eye on the exit and happiness is achieved if momentum carries the day. Experienced, seasoned professionals now spend much of their time trying to determine what will go up next or into what sectors money will flow. We spend our time trying to determine what businesses are worth. We care only if the business model is sound, management is adept and we can purchase at a discount. We judge the managers of our companies not by the increase or decrease in their stock price, but by the fair and rational measure of increases or decreases in underlying business value. Those changes in enterprise value are within our management's control and those results are the basis for our judgment. We have no interest in management that spends more time promoting than it does running the business - they should be managers, not promoters.

Over time our methodology has produced above average returns. We believe it will continue to do so. When (not if) the markets become more challenging, we believe owners of companies that have demonstrated an ability to increase business values will shine. Flow of funds, momentum investing and the like are not our cup of tea. We believe such investment strategies will leave many people trying to find a chair when the music stops. We and our investors will own good businesses with good management and we will have purchased those investments at attractive prices. Markets will fluctuate and will decline, but you have entrusted your capital to managers making informed rational business decisions based on proven principles. When declines occur we will all suffer, but the soundness of our philosophy and the quality our businesses and their management should provide us comfort and continued long term success. Thank you for your confidence and support.

Sincerely,




/s/ David R. Carr, Jr.
David R. Carr, Jr.
Co-Manager





/s/ George W. Brumley, III
George W. Brumley, III
Co-Manager

OAK VALUE FUND
PERFORMANCE INFORMATION
===============================================================================
OAK VALUE FUND
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
A Representation of the Graphic Material Contained in the Oak Value Fund
June 30, 1997 Annual Report is set forth below:

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE OAK VALUE FUND, LIPPER GROWTH FUND INDEX AND STANDARD & POOR'S 500 INDEX

LINE CHART:
STANDARD & POOR'S 500 INDEX:              OAK VALUE FUND:
                           QTRLY                                      QTRLY
    DATE       RETURN     BALANCE         DATE           RETURN      BALANCE
   01/18/93               10,000          01/18/93                   10,000
   03/31/93     3.93%     10,393          03/31/93        3.53%      10,353
   06/30/93     0.49%     10,443          06/30/93        0.04%      10,357
   09/30/93     2.56%     10,711          09/30/93       10.48%      11,442
   12/31/93     2.32%     10,960          12/31/93        6.66%      12,204
   03/31/94    -3.79%     10,544          03/31/94       -4.86%      11,611
   06/30/94     0.42%     10,588          06/30/94        1.79%      11,818
   09/30/94     4.89%     11,106          09/30/94        5.53%      12,472
   12/31/94    -0.02%     11,104          12/31/94       -3.66%      12,015
   03/31/95     9.74%     12,186          03/31/95        9.50%      13,157
   06/30/95     9.55%     13,350          06/30/95        1.34%      13,334
   09/30/95     7.95%     14,411          09/30/95       10.34%      14,712
   12/31/95     6.02%     15,278          12/31/95        5.27%      15,487
   03/31/96     5.37%     16,098          03/31/96        7.40%      16,633
   06/30/96     4.49%     16,821          06/30/96        3.44%      17,206
   09/30/96     3.09%     17,341          09/30/96        7.43%      18,483
   12/31/96     8.34%     18,786          12/31/96        8.08%      19,976
   03/31/97     2.68%     19,290          03/31/97        0.34%      20,045
   06/30/97    17.46%     22,657          06/30/97       19.83%      24,020

LIPPER GROWTH FUND INDEX:
                              QTRLY
   DATE           RETURN     BALANCE
   01/18/93                  10,000
   03/31/93       1.27%      10,127
   06/30/93       1.47%      10,272
   09/30/93       4.80%      10,765
   12/31/93       2.46%      11,030
   03/31/94      -2.99%      10,700
   06/30/94      -2.20%      10,465
   09/30/94       4.91%      10,978
   12/31/94      -1.11%      10,857
   03/31/95       7.23%      11,642
   06/30/95      10.70%      12,888
   09/30/95       9.08%      14,058
   12/31/95       2.45%      14,402
   03/31/96       4.51%      15,051
   06/30/96       3.33%      15,552
   09/30/96       2.82%      15,991
   12/31/96       5.80%      16,919
   03/31/97      -0.34%      16,861
   06/30/97      15.80%      19,525

Past performance is not predictive of future performance.

Oak Value Fund Average Annual Total Returns
As of June 30, 1997

1 Year       Since Inception*
39.60%         21.76%

*Inception date of the Oak Value Fund was January 18, 1993.

                                                            NON-STANDARDIZED TOTAL RETURNS
--------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR-TO-DATE         SINCE
                                    CALENDAR     CALENDAR     CALENDAR    CALENDAR       1997           INCEPTION*
                                      1993*        1994         1995        1996    (AS OF 6/30/97)  (AS OF 6/30/97)
--------------------------------------------------------------------------------------------------------------------
   Oak Value Fund...............     22.04%      -1.54%        28.89%       28.99%      20.24%           140.20%
   Lipper Growth Fund Index.....     10.30%      -1.57%        32.65%       17.48%      15.40%            95.25%
   S&P 500 Index................      9.60%       1.32%        37.58%       22.96%      20.61%           126.57%

                                                                  AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------------------------------------------
                                                                   FOR THE PERIODS ENDED JUNE 30, 1997
                                                                                                      SINCE
                                                          SIX MONTHS(A)  ONE YEAR    THREE YEARS    INCEPTION*
--------------------------------------------------------------------------------------------------------------------
   Oak Value Fund.....................................       20.24%        39.60%       26.67%       21.76%
   Lipper Growth Fund Index...........................       15.40%        25.55%       23.11%       16.23%
   S&P 500 Index......................................       20.61%        34.70%       28.86%       20.18%

* Inception date of the Oak Value Fund was January 18, 1993.
(A) Unannualized.

OAK VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997
============================================================================================================
ASSETS
Investments in securities at value (Note 1) (acquisition cost of $54,891,777)...............   $  70,915,067
Investments in repurchase agreements (Note 1)...............................................      14,520,000
Cash .......................................................................................             605
Receivable for capital shares sold..........................................................         992,719
Dividends receivable........................................................................          51,051
Interest receivable.........................................................................           2,117
Organization expenses, net (Note 1).........................................................           3,749
Other assets................................................................................          12,031
                                                                                              --------------
     TOTAL ASSETS...........................................................................      86,497,339
                                                                                              --------------

LIABILITIES
Payable for securities purchased............................................................       3,627,794
Distributions payable.......................................................................          73,799
Payable for capital shares redeemed.........................................................          53,139
Payable to affiliates (Note 3)..............................................................          68,146
Other accrued expenses and liabilities......................................................          13,049
                                                                                              --------------
   TOTAL LIABILITIES........................................................................       3,835,927
                                                                                              --------------

NET ASSETS .................................................................................   $  82,661,412
                                                                                              ==============


Net assets consist of:
Paid-in capital.............................................................................   $  66,626,124
Accumulated net realized gains from security transactions...................................          11,998
Net unrealized appreciation on investments..................................................      16,023,290
                                                                                              --------------

Net assets..................................................................................   $  82,661,412
                                                                                              ==============

Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value)................................................................       4,006,713
                                                                                              ==============

Net asset value, offering price and redemption price per share (Note 1).....................   $       20.63
                                                                                              ==============


See accompanying notes to financial statements.

OAK VALUE FUND
STATEMENT OF OPERATIONS
Year Ended June 30, 1997
============================================================================================================
INVESTMENT INCOME
   Dividends................................................................................   $     367,040
   Interest.................................................................................         190,964
                                                                                              --------------

     TOTAL INVESTMENT INCOME................................................................         558,004
                                                                                              --------------

EXPENSES
   Investment advisory fees (Note 3)........................................................         349,761
   Administrative services fees (Note 3)....................................................          70,604
   Registration fees........................................................................          56,661
   Accounting services fees (Note 3)........................................................          25,000
   Professional fees........................................................................          23,834
   Postage and supplies.....................................................................          22,287
   Trustees' fees and expenses..............................................................          21,835
   Shareholder services and transfer agent fees (Note 3)....................................          19,201
   Insurance expense........................................................................          12,075
   Custodian fees...........................................................................          10,062
   Amortization of organization expenses (Note 1)...........................................           4,000
   Other expenses...........................................................................           4,525
                                                                                              --------------

     TOTAL EXPENSES.........................................................................         619,845
                                                                                              --------------


NET INVESTMENT LOSS ........................................................................         (61,841)
                                                                                              --------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions............................................       1,928,590
   Net change in unrealized appreciation/depreciation on investments........................      12,758,225
                                                                                              --------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ...........................................      14,686,815
                                                                                              --------------

NET INCREASE IN NET ASSETS FROM OPERATIONS .................................................   $  14,624,974
                                                                                              ==============

See accompanying notes to financial statements.

OAK VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended June 30, 1997 and 1996
=============================================================================================================
                                                                                  YEAR              YEAR
                                                                                  ENDED             ENDED
                                                                                JUNE 30,          JUNE 30,
                                                                                  1997              1996
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment loss...................................................    $     (61,841)    $     (60,405)
   Net realized gains from security transactions.........................        1,928,590           926,281
   Net change in unrealized appreciation/depreciation on investments.....       12,758,225         2,549,944
                                                                             --------------   ---------------

Net increase in net assets from operations...............................       14,624,974         3,415,820
                                                                             --------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net realized gains from security transactions....................       (2,635,872)           (92,392)
                                                                             --------------   ---------------

FROM CAPITAL SHARE TRANSACTIONS(A):
   Proceeds from shares sold.............................................       51,487,814        10,044,743
   Net asset value of shares issued in reinvestment
     of distributions to shareholders....................................        2,518,348            89,729
   Payments for shares redeemed..........................................       (5,399,389)        (1,642,431)
                                                                             --------------   ---------------

Net increase in net assets from capital share transactions...............       48,606,773         8,492,041
                                                                             --------------   ---------------

TOTAL INCREASE IN NET ASSETS ............................................       60,595,875        11,815,469

NET ASSETS:
   Beginning of year.....................................................       22,065,537        10,250,068
                                                                             --------------   ---------------

   End of year...........................................................    $  82,661,412     $  22,065,537
                                                                             ==============   ===============


(a)Summary of capital share activity:
   Shares sold...........................................................        2,752,396           681,397
   Shares issued in reinvestment of distributions to shareholders........          132,044             6,382
   Shares redeemed.......................................................         (290,774)         (115,378)
                                                                             --------------   ---------------

   Net increase in shares outstanding....................................        2,593,666           572,401
   Shares outstanding, beginning of year.................................        1,413,047           840,646
                                                                             --------------   ---------------

   Shares outstanding, end of year.......................................        4,006,713         1,413,047
                                                                             ==============   ===============

See accompanying notes to financial statements.

OAK VALUE FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
================================================================================================================
                                                                                                 FOR THE PERIOD
                                                      YEAR        YEAR     TEN MONTHS     YEAR     JANUARY 18,
                                                      ENDED       ENDED       ENDED       ENDED    1993(B) TO
                                                    JUNE 30,    JUNE 30,    JUNE 30,    AUG. 31,    AUG. 31,
                                                      1997        1996       1995(A)      1994        1993
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period..........    $  15.62    $  12.19    $  12.50    $  10.96     $ 10.00
                                                  ----------   ---------   ----------   ---------  -----------

Income from investment operations:
   Net investment loss..........................      ( 0.02)     ( 0.04)     ( 0.05)     ( 0.02)     ( 0.03)
   Net realized and unrealized gains
     on investments.............................        6.06        3.57        0.55        1.78        0.99
                                                  ----------   ---------   ----------   ---------  -----------

Total from investment operations................        6.04        3.53        0.50        1.76        0.96
                                                  ----------   ---------   ----------   ---------  -----------

Less distributions:
   From net realized gains from
     security transactions......................      ( 1.03)     ( 0.10)     ( 0.81)      ( 0.22)      --
                                                  ----------   ---------   ----------   ---------  -----------

Net asset value at end of period................    $  20.63    $  15.62    $  12.19    $  12.50     $ 10.96
                                                  ==========   =========   ==========   =========  ===========

Total return....................................       39.60%      29.04%       5.78%(d)   16.07%      16.11%(d)
                                                  ==========   =========   ==========   =========  ===========

Net assets at end of period (000's).............    $ 82,661    $ 22,066    $ 10,250    $  8,769     $ 1,890
                                                  ==========   =========   ==========   =========  ===========

Ratio of net expenses to average net assets(c)..       1.59%       1.90%       1.89%(d)    1.89%       2.19% (d)

Ratio of net investment loss to average
  net assets....................................     ( 0.16%)     (0.43%)     (0.53%)(d)  (0.58%)     (0.81%)(d)

Portfolio turnover rate ........................         22%         58%        103%(d)      91%         43% (d)

Average commission rate per share...............    $  .0593    $     --    $     --    $     --     $    --

(a) Effective July 1, 1995, the Fund was reorganized and changed its fiscal year end from August 31 to June 30.

(b) Commencement of operations.

(c) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.15%, 2.38%(c), 2.80%, and 6.29%(c) for the periods ended June 30, 1996, June 30, 1995, August 31, 1994 and August 31, 1993, respectively.

(d) Annualized.

See accompanying notes to financial statements.

OAK VALUE FUND
PORTFOLIO OF INVESTMENTS
June 30, 1997
==============================================================================================================
                                                                                                      MARKET
     SHARES      COMMON STOCKS -- 85.8%                                                                VALUE
--------------------------------------------------------------------------------------------------------------
                 ADVERTISING -- 4.9%
         35,550  Interpublic Group Companies, Inc...........................................   $   2,179,659
         76,225  True North Communications Inc..............................................       1,886,569
                                                                                              ---------------
                                                                                                   4,066,228
                                                                                              ---------------
                 BEVERAGES --1.9%
        23,200   Coca-Cola Company..........................................................       1,566,000
                                                                                              ---------------

                 BROADCASTING -- 6.3%
         60,475  Jacor Communications, Inc. (a)  ...........................................       2,313,169
         66,225  LIN Television Corporation(a) .............................................       2,922,178
                                                                                              ---------------

                                                                                                   5,235,347
                                                                                              ---------------
                 CONGLOMERATE -- 5.9%
             76  Berkshire Hathaway, Inc., Class A(a) ......................................       3,587,200
            799  Berkshire Hathaway, Inc., Class B(a) ......................................       1,262,420
                                                                                              ---------------
                                                                                                   4,849,620
                                                                                              ---------------
                 CONSUMER PRODUCTS-- 6.6%
         30,250  Avon Products, Inc.........................................................       2,134,516
         56,325  Nike, Inc., Class B........................................................       3,287,972
                                                                                              ---------------
                                                                                                   5,422,488
                                                                                              ---------------
                 ENTERTAINMENT -- 4.6%
         47,401  The Walt Disney Company....................................................       3,803,930
                                                                                              ---------------

                 FINANCIAL INSTITUTIONS -- 3.6%
          2,500  Associates First Capital Corporation ......................................         138,750
         24,325  Household International, Inc. .............................................       2,856,667
                                                                                              ---------------
                                                                                                   2,995,417
                                                                                              ---------------
                 HEALTHCARE/PHARMACEUTICAL -- 6.7%
        107,150  R. P. Scherer Corporation(a) ..............................................       5,531,619
                                                                                              ---------------

                 INFORMATION SERVICES -- 1.4%
         45,425  Dun & Bradstreet Corporation ..............................................       1,192,406
                                                                                              ---------------

                 INSURANCE - ACCIDENT & HEALTH -- 2.4%
         41,975  AFLAC, Inc.................................................................       1,983,319
                                                                                              ---------------

                 INSURANCE - PROPERTY & CASUALTY -- 17.1%
        109,475  Acceptance Insurance Companies, Inc.(a) ...................................       2,490,556
         22,490  Markel Corporation(a) .....................................................       2,878,720
         35,900  Progressive Corporation ...................................................       3,123,300
        153,000  RLI Corporation ...........................................................       5,574,938
                                                                                              ---------------
                                                                                                  14,067,514
                                                                                              ---------------
                 INSURANCE - REINSURANCE -- 2.4%
         11,000  General Re Corporation ....................................................       2,002,000
                                                                                              ---------------

OAK VALUE FUND (Continued)
==============================================================================================================
                                                                                                      MARKET
     SHARES      COMMON STOCKS -- 85.8%                                                                VALUE
--------------------------------------------------------------------------------------------------------------
                 MANUFACTURED HOUSING -- 4.1%
        141,100  Oakwood Homes Corporation..................................................   $   3,386,400
                                                                                              ---------------

                 MEDIA -- 13.9%
         69,033  Pulitzer Publishing Company................................................       3,658,749
         97,325  Scripps (E.W.) Company.....................................................       4,051,153
          9,485  Washington Post Company, Class B...........................................       3,775,030
                                                                                              ---------------
                                                                                                  11,484,932
                                                                                              ---------------
                 MORTGAGE BANKING -- 2.1%
         50,200  Federal Home Loan Mortgage Corporation.....................................       1,725,625
                                                                                              ---------------

                 PERSONAL CARE/COSMETICS -- 1.9%
         16,910  Gillette Company...........................................................       1,602,222
                                                                                              ---------------


                 TOTAL COMMON STOCKS (COST $54,891,777) ....................................   $  70,915,067
                                                                                              ---------------
==============================================================================================================
      FACE                                                                                             MARKET
     AMOUNT      REPURCHASE AGREEMENTS(B) -- 17.6%                                                      VALUE
--------------------------------------------------------------------------------------------------------------
$    14,520,000  Star Bank, N.A., 5.25%, dated 06/30/97, due 07/01/97,
                    repurchase proceeds $14,522,118 (Cost $14,520,000)......................   $  14,520,000
                                                                                              ---------------

                 TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS AT VALUE-- 103.4% .............   $  85,435,067

                 LIABILITIES IN EXCESS OF OTHER ASSETS-- ( 3.4% ) ..........................    ( 2,773,655 )
                                                                                              ---------------

                 NET ASSETS-- 100.0% .......................................................   $  82,661,412
                                                                                              ===============

(a) Non-income producing security.

(b) Repurchase agreement is fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.

OAK VALUE FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 1997
==============================================================================
1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The Oak Value Fund (the Fund) is a diversified series of shares of The Tuscarora Investment Trust (the Trust). The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, was organized as a Massachusetts business trust on March 3, 1995. The Fund itself began operations on January 18, 1993 as a series of the Albemarle Investment Trust.

The investment objective of the Fund is to seek capital appreciation primarily through investments in equity securities, consisting of common and preferred stocks and securities convertible into common stocks. Current income is of secondary importance.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income, if any, are declared and paid annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Organization expenses -- Expenses of organization, net of certain expenses paid by the Adviser, have been capitalized and are being amortized on a straight-line basis over five years.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of the Fund as of June 30,1997:

-----------------------------------------------------------------------
Gross unrealized appreciation........................   $ 16,137,805
Gross unrealized depreciation........................       (117,489)
                                                       --------------
Net unrealized appreciation..........................   $ 16,020,316
                                                       ==============
-----------------------------------------------------------------------

The tax basis of investments for the Fund as of June 30, 1997 was $54,894,751. The difference between financial reporting and federal income tax cost amounts is due to certain timing differences in recognizing capital losses under generally accepted accounting principles and tax regulations. The Fund's net investment loss of $61,841 for 1997 was used to offset net short-term realized capital gains and, as such, has been reclassified to accumulated net realized gains from security transactions on the Statement of Assets and Liabilities.

2.  INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $45,538,764 and $8,038,083 respectively, for the year ended June 30, 1997.

3.  TRANSACTIONS WITH AFFILIATES
Certain trustees and officers of the Trust are also officers of Oak Value Capital Management, Inc. (the Adviser) or Countrywide Fund Services, Inc. (CFS), formerly MGF Service Corp., the administrator, transfer agent and accounting services agent for the Trust.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.90% of the Fund's average daily net assets.

ADMINISTRATION AGREEMENT
Under the terms of the Administration Agreement with the Trust, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, CFS receives a monthly fee based on the Fund's average daily net assets.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with the Trust, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee based on the number of shareholder accounts in the Fund. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement with the Trust, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a monthly fee from the Fund. In addition, the Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations for the Fund's portfolio securities.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
==============================================================================


To the Shareholders and Board of Trustees of Tuscarora Investment Trust:

We have audited the accompanying statement of assets and liabilities of Oak Value Fund of the Tuscarora Investment Trust (a Massachusetts business trust), including the portfolio of investments, as of June 30, 1997, the related statement of operations for the year then ended, and the statements of changes in net assets for the periods indicated thereon, and financial highlights for each of the three periods in the period then ended. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended August 31, 1994 were audited by other auditors whose report thereon dated October 20, 1994, expressed an unqualified opinion on those financial highlights. The financial highlights for the period from January 18, 1993 to August 31, 1993 were audited by other auditors whose report thereon dated September 24, 1993, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oak Value Fund of the Tuscarora Investment Trust as of June 30, 1997, the results of its operations for the year then ended, and the changes in its net assets for the periods indicated thereon and the financial highlights for each of the three periods in the period then ended, in conformity with generally accepted accounting principles.


/s/ Arthur Andersen LLP

Cincinnati, Ohio
July 23, 1997

OAK VALUE FUND

INVESTMENT ADVISOR
Oak Value Capital Management, Inc.
3100 Tower Boulevard, Suite 800
Durham, North Carolina 27707
1-800-680-4199

ADMINISTRATOR
Countrywide Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, OH 45201-5354
1-800-622-2474

INDEPENDENT AUDITORS
Arthur Andersen LLP
425 Walnut Street
Cincinnati, OH  45202

CUSTODIAN
Star Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

BOARD OF TRUSTEES
George W. Brumley III
C. Russell Bryan
David R. Carr, Jr.
John M. Day
Joseph T. Jordan, Jr.

OFFICERS
George W. Brumley III, President
David R. Carr, Jr., Vice President and Treasurer
John F. Splain, Secretary

                                  ANNUAL REPORT
                                  JUNE 30,1997

GRAPHIC: OAK VALUE FUND

GRAPHIC: MEMBER OF 100% NO-LOAD MUTUAL FUND COUNCIL